AMENDMENT NO. 1

                                       TO

                      INVESTMENT MANAGEMENT TRUST AGREEMENT

         This Amendment No. 1 (the "Amendment") to the Investment Management Trust Agreement (the "Agreement") dated August 3, 2005, is made as of October __, 2005 by and between HEALTHCARE ACQUISITION CORP. (the "Company") and CONTINENTAL STOCK TRANSFER & TRUST COMPANY (the "Trustee"). Any terms used herein but not defined shall have the meaning set forth in the Agreement.

         WHEREAS, the Company's Registration Statement on Form S-1, File No. 333-124712 for its initial public offering of securities (the "IPO") was declared effective as of July 28, 2005 by the Securities and Exchange Commission; and

         WHEREAS, the funds received by the Company in the IPO, including funds received upon exercise of a portion of the underwriters' overallotment option, have been deposited in a trust account managed by the Trustee; and

         WHEREAS, the Company and the Trustee desire to enter into this Amendment to clarify certain terms and conditions pursuant to which the Trustee shall hold and invest the Property;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

         The term "Government Security.", wherever used in the Agreement, shall be replaced by the term "Permitted Security." As used herein, Permitted Security means (i) any Treasury Bill issued by the United States, having a maturity of one hundred and eighty days or less, or (ii) as determined by the Company in its sole discretion, any money market fund meeting the requirements of a "cash item" as set forth in Section 3(a)(1)(C) of the Investment Company Act of 1940, as amended, and any regulations, no-action letters, exemptive orders or interpretations promulgated thereunder.

         The Agreement shall otherwise remain in full force and effect.



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         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

                         CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee


                         By:
                             ---------------------------------------------------
                         Name:
                         Title:


                         HEALTHCARE ACQUISITION CORP.


                         By:
                             ---------------------------------------------------
                         Name:
                         Title:



                         MAXIM GROUP, LLC, as representative of the Underwriters, pursuant to Section 5(c) of the Agreement


                         By:
                             ---------------------------------------------------
                         Name:
                         Title: